UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 27, 2022

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item   8.01Other Events

Pursuant to the AMERCO shelf registration statement filed with the US Securities and Exchange Commission on January 10, 2020 (the “Registration Statement”), a prospectus supplement filed on October 12, 2021, and an Amendment to the Amended and Restated prospectus supplement filed on July 19, 2022, AMERCO (the “Company”) offered an aggregate principal amount of   up to $8,301,000   of its Fixed Rate Secured Notes Series UIC 9K, 10K, 11K, 12K, 13K, 14K, 15K, 18K, 19K, 20K and 21K (the “Series UIC 9K-15K and 18K-21K Offering”).   In connection with the Series UIC 9K-15K and 18K-21K Offering, the Company, as Issuer, and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association, as Trustee, entered into the Amendment to the Amended and Restated Forty-Second Supplemental Indenture dated July 19, 2022 (the “Amendment to the Amended and Restated Forty-Second Supplement”).   Effective as of September 27, 2022, the Company has amended and restated the Amendment to the Amended and Restated Forty-Second Supplement to remove therefrom Series 18K-21K and to correspondingly reduce the potential offering amount thereunder to $6,059,000, and to correspondingly remove specified potential collateral grantable thereunder.

Pursuant to the Registration Statement, a prospectus supplement filed on March 8, 2022 and an Amendment to the Amended and Restated prospectus supplement filed on July 19, 2022, the Company offered an aggregate principal amount of   up to $616,000   of its Fixed Rate Secured Notes Series UIC 1L (the “Series UIC 1L Offering”).   In connection with the Series UIC 1L Offering, the Company, as Issuer, and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association, as Trustee, entered into the Amendment to the Amended and Restated Forty-Third Supplemental Indenture.   Effective as of September 27, 2022, the Company has reduced the potential offering amount thereunder to $0 and removed specified potential collateral grantable thereunder.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1

Series UIC-9K, 10K, 11K, 12K, 13K, 14K and 15K Amendment to the Amendment to the Amended and Restated Forty-Second Supplemental Indenture, dated September 27, 2022, by and between AMERCO and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: September 27, 2022

EXHIBIT INDEX

Exhibit No.	Description
4.1

Series UIC-9K, 10K, 11K, 12K, 13K, 14K and 15K Amendment to the Amendment to the Amended and Restated Forty-Second Supplemental Indenture, dated September 27, 2022, by and between AMERCO and U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)